Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Greg Leveto, Chief Executive Officer of T. Rowe Price OHA Flexible Credit Income Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 20, 2026	/s/ Greg Leveto
Greg Leveto, Chief Executive Officer
(principal executive officer)

I, Amaka Dike, Chief Financial Officer of T. Rowe Price OHA Flexible Credit Income Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 20, 2026	/s/ Amaka Dike
Amaka Dike, Chief Financial Officer
(principal financial officer)